                                                                 EXECUTION COPY

                                                               EXHIBIT 10.01-05


                                            FOURTH AMENDMENT dated as of April
                                    30, 1999 (this "Fourth Amendment"), to the
                                    Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998 (the "First Amendment"), the Second Amendment dated as of November 13, 1998 (the "Second Amendment") and the Third Amendment dated as of March 31, 1999 (the "Third Amendment"), and said Amended and Restated Credit Agreement as so amended being the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), NationsBank, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

      The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fourth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

      Accordingly, the parties hereto hereby agree as follows:

      SECTION 1.01. Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting the following after the end of Section 5.15:

            "SECTION 5.16. Fourth Amendment Fee. On the earlier of (a) May 31, 1999 and (b) the collection of a receivable from the Italian Air Force III "Italian Military Authorities Purchase Order No. 11/3443-II/4653/2" (which receivable is valued at $4,782,810), the Borrower shall pay to the Agent for the ratable benefit of the Lenders a fee equal to 0.25% of the total Commitments existing as of April 30, 1999 (after the reduction of the Revolving Credit Commitments as set forth in Section 2.10(f) hereof), as consideration for the Lenders' agreements as set forth in the Fourth Amendment dated as of April 30, 1999 to this Amended Agreement."

      SECTION 1.02. Amendment to Section 6.15. (a) Section 6.15(a) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:

      "From and including           To and including                 Ratio
      -------------------           ----------------                 -----
      The Effective Date           December 31, 1997             1.75 to 1.00

      January 1, 1998              June 30, 1998                 2.10 to 1.00
      July 1, 1998                 September 30, 1998            1.55 to 1.00
      October 1, 1998              December 31, 1998             1.03 to 1.00
      January 1, 1999              March 31, 1999                0.80 to 1.00
      April 1, 1999                June 30, 1999                 1.10 to 1.00
      July 1, 1999                 September 30, 1999            1.40 to 1.00
      October 1, 1999              December 31, 1999             1.95 to 1.00
      January 1, 2000              March 31, 2000                2.38 to 1.00
      April 1, 2000                December 31, 2000             2.60 to 1.00
      January 1, 2001              December 31, 2001             2.95 to 1.00
      January 1, 2002              December 31, 2002             3.40 to 1.00
      January 1, 2003              June 30, 2003                 4.00 to 1.00"

      (b) Section 6.15(b) of the Credit Agreement is hereby amended by deleting therefrom the chart in its entirety and substituting in lieu thereof the following:

      "From and including           To and including                 Ratio
      -------------------           ----------------                 -----
      The Effective Date           December 31, 1997             1.30 to 1.00
      January 1, 1998              June 30, 1998                 1.35 to 1.00
      July 1, 1998                 September 30, 1998            0.75 to 1.00
      October 1, 1998              December 31, 1998             0.41 to 1.00
      January 1, 1999              March 31, 1999                0.30 to 1.00
      April 1, 1999                June 30, 1999                 0.38 to 1.00
      July 1, 1999                 September 30, 1999            0.52 to 1.00
      October 1, 1999              December 31, 1999             0.83 to 1.00
      January 1, 2000              March 31, 2000                1.01 to 1.00
      April 1, 2000                December 31, 2000             1.40 to 1.00
      January 1, 2001              June 30, 2003                 1.50 to 1.00"

      (c) Section 6.15(c) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:



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

      "From and including           To and including                Ratio
      -------------------           ----------------                -----
      The Effective Date           December 31, 1997             4.80 to 1.00
      January 1, 1998              March 31, 1998                4.00 to 1.00
      April 1, 1998                June 30, 1998                 5.50 to 1.00
      July 1, 1998                 September 30, 1998            8.20 to 1.00
      October 1, 1998              December 31, 1998             12.13 to 1.00
      January 1, 1999              March 31, 1999                13.56 to 1.00
      April 1, 1999                June 30, 1999                 9.41 to 1.00
      July 1, 1999                 September 30, 1999            7.15 to 1.00
      October 1, 1999              December 31, 1999             5.10 to 1.00
      January 1, 2000              March 31, 2000                4.30 to 1.00
      April 1, 2000                December 31, 2000             3.10 to 1.00
      January 1, 2001              December 31, 2001             2.75 to 1.00
      January 1, 2002              June 30, 2003                 2.25 to 1.00"

      SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

            (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Fourth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Fourth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

            (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

            (c) The execution, delivery and performance by the Borrower of this Fourth Amendment have been duly authorized by the Borrower.

            (d) This Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

            (e) The execution, delivery and performance by the Borrower of this Fourth Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.



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

      SECTION 1.04. Effectiveness. This Fourth Amendment shall be deemed effective as of April 30, 1999 only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Amendment Effective Date"):

            (a) The Agent shall have received duly executed counterparts of this Fourth Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders.

            (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.03 hereof are true and correct on and as of the Fourth Amendment Effective Date.

            (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

            (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fourth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

            (e) The Agent shall have received payment of all fees and expenses set forth in Section 1.06.

      SECTION 1.05. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

      SECTION 1.06. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fourth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel; provided, however that such amendment fee and such expenses shall be excluded from the calculations of the covenants set forth in
Section 6.15 where applicable.

      SECTION 1.07 Reporting Requirements. (a) Each month, beginning with the month ending April 30, 1999, the Borrower shall provide the Agent, for distribution to the Lenders, with a monthly consolidated income statement, balance sheet and cash flow statement. Such information


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

shall be provided to Agent no later than the 15th day of the month immediately succeeding the month to which such information relates.

            (b) On Wednesday of each week, beginning with the week ending April 30, 1999, the Borrower shall provide the Agent, for distribution to the Lenders, with an updated weekly cash flow forecast for the 26 succeeding calendar weeks.

      SECTION 1.08. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

      SECTION 1.09. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                            FIREARMS TRAINING SYSTEMS, INC.
                            as Parent


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            FATS, INC.
                            as Borrower


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            NATIONSBANK, N.A., as Agent, Swingline
Lender
                            and Issuing Bank and individually as a Lender


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            U.S. BANK NATIONAL ASSOCIATION


                            By:
                               -----------------------------------------------
                              Name:
                              Title:



                            FIRST SOURCE FINANCIAL LLP, by First Source
                            Financial, Inc., as Agent/Manager


                            By:
                               -----------------------------------------------
                              Name:


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

                              Title:



                            BHF-BANK AKTIENGESELLSCHAFT


                            By:
                               -----------------------------------------------
                              Name:
                              Title



                            BANK AUSTRIA CREDITANSTALT
CORPORATE
                            FINANCE, INC. (FKA CREDITANSTALT
                            CORPORATE FINANCE, INC.)


                            By:
                               -----------------------------------------------
                              Name:
                              Title:


                            By:
                               -----------------------------------------------
                              Name:
                              Title:


         The undersigneds hereby agree and consent to each of the First Amendment, Second Amendment, Third Amendment and Fourth Amendment as of the respective dates of such amendments.

FIREARMS TRAINING SYSTEMS, INC.,
         as Guarantor


By:
   ------------------------
  Name:
  Title:



DART INTERNATIONAL, INC.,
  as Guarantor


By:
   ------------------------
  Name:
  Title:



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